INDUSTRIAL AEROSPACE & DEFENSE 2021 Third Quarter Earnings Call November 12th, 2021 This presentation contains certain statements that are “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 (the “Act”). The words “may,” “hope,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” and other expressions, which are predictions of or indicate future events and trends and which do not relate to historical matters, identify forward-looking statements, although not all forward-looking statements are accompanied by such words. We believe that it is important to communicate our future expectations to our stockholders, and we, therefore, make forward-looking statements in reliance upon the safe harbor provisions of the Act. However, there may be events in the future that we are not able to accurately predict or control and our actual results may differ materially from the expectations we describe in our forward-looking statements. Forward-looking statements, including statements about outlook for future quarters, the expected and potential direct or indirect impacts of the COVID-19 pandemic on our business, the realization of cost reductions from restructuring activities and expected synergies, the number of new product launches and future cash flows from operating activities, involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the duration and severity of the COVID-19 pandemic and its impact on the global economy; changes in the price of and demand for oil and gas in both domestic and international markets; any adverse changes in governmental policies; variability of raw material and component pricing; changes in our suppliers’ performance; fluctuations in foreign currency exchange rates; changes in tariffs or other taxes related to doing business internationally; our ability to hire and retain key personnel; our ability to operate our manufacturing facilities at efficient levels including our ability to prevent cost overruns and reduce costs; our ability to generate increased cash by reducing our working capital; our prevention of the accumulation of excess inventory; our ability to successfully implement our divestiture; restructuring or simplification strategies; fluctuations in interest rates; our ability to successfully defend product liability actions; as well as the uncertainty associated with the current worldwide economic conditions and the continuing impact on economic and financial conditions in the United States and around the world, including as a result of COVID- 19, natural disasters, terrorist attacks and other similar matters. We advise you to read further about these and other risk factors set forth in Part II, Item 1A of this Quarterly Report on Form 10-Q and Part I, Item 1A, “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2020, which is filed with the Securities and Exchange Commission ("SEC") and is available on the SEC's website at www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. See page 18 for information on the use of non-GAAP financial measures.

3Q Summary 2 Strong underlying demand across CIRCOR reflected in orders and backlog • 3Q Orders +16% … 3Q YTD Orders +11% • 3Q Backlog +5% … 3Q YTD Backlog +15% Executing well despite challenging supply chain environment • 3Q Revenue +2% y/y … ~$10M revenue delayed (~5 points of organic growth) • 3Q AOI +80 bps y/y, +240 bps vs. 2Q … additional pricing actions and productivity Supply chain challenges accelerated near quarter end • Material supply shortages • Transportation / logistics constraints • Labor availability • Material inflation Revised guidance for 2021 reflects shift in expected revenue timing • Expect ~$25M of total year revenue to shift out of 2021 due to supply chain challenges

3Q’21 y/y vs. 2Q’21 3 Backlog Orders Organic % Revenue Organic % AOI AOI % GAAP EPS Adj. EPS FCF % of adj. net income 435 194 191 19 10.1% $0.06 $0.50 7 66% 5% 16% 15% 2% 1% 11% 80 bps n/a 39% n/a (0)% (8)% (7)% 0% 1% 31% 240 bps n/a 44% (18)% Orders growth indicative of continued strong demand across Industrial end markets, offset by timing of large Defense orders Revenue growth adversely impacted by $10 million … supply chain issues, logistics constraints, and labor availability across CIRCOR Adjusted operating margin of $19 / 10.1% • Incremental y/y margins of 46% • Sequential improvement driven by additional pricing actions and mix offsetting inflation Free cash flow lower than expected due to timing of milestone collections on long-term projects Comments on 3Q’21 results Executing well in a challenging global environment Organic revenue, Adjusted Operating Income (AOI), Adjusted EPS, and Free Cash Flow (FCF) are non-GAAP measures ($ millions except EPS) 3Q’21 Reported Results

3Q'21 Industrial Segment Highlights

CIRCOR

($ millions)

Orders



$107
$156
$140
3Q'20
2Q'21
3Q'21

Organic

y/y	vs. 2Q'21
+28%	(9)%

3Q 2021 Orders

- End market demand remains strong … orders growth across all regions with strength in N. America and EMEA
- Backlog up 30% YTD, above pre-COVID levels … highest Downstream aftermarket backlog since 2017
- Book-to-bill of 1.1x

Revenue



$124
$130
$129
3Q'20
2Q'21
3Q'21

Organic

y/y	vs. 2Q'21
+3%	+1%

3Q 2021 Revenue

- Revenue increase driven by strength in EMEA, China, and India partially offset by North America
- Global supply chain and logistics constraints adversely impacted revenue by $6 million / 5 pts of growth

AOI



7.9%
8.0%
8.7%
$10
$10
$11
3Q'20
2Q'21
3Q'21

AOI expansion

y/y	vs. 2Q'21
+80 bps	+70 bps

3Q 2021 AOI

- 30% incremental margins … sequential improvement in price and productivity partially offset by higher inflation
- Expecting margin expansion in 4Q'21 despite continued headwind from higher inflation

Organic revenue and Adjusted Operating Income (AOI) are non-GAAP measures

4

Numbers may not add due to rounding

3Q’21 Aerospace & Defense Segment Highlights

CIRCOR

($ millions)

Orders



$59
$54
$54
3Q'20
2Q'21
3Q'21

Organic	
y/y	vs. 2Q’21
(10)%	0%

3Q 2021 Orders

- Defense orders down due to non-repeat of large Dreadnought order in 3Q’20
- Commercial recovery continues … 3rd consecutive quarter of sequential orders growth

Revenue



$62
$61
$61
3Q'20
2Q'21
3Q'21

Organic	
y/y	vs. 2Q’21
(2)%	+2%

3Q 2021 Revenue

- Revenue down due to lower Defense OEM shipments, partially offset by commercial recovery and higher Defense aftermarket
- Global supply chain and logistics constraints adversely impacted revenue by $4 million / 6 pts of growth

AOI



23.7%
19.9%
24.2%
$15
$12
$15
3Q'20
2Q'21
3Q'21

AOI expansion	
y/y	vs. 2Q’21
+50 bps	+430 bps

3Q 2021 AOI

- Margin improvement driven by price actions, Defense program mix, and productivity
- Expect 4Q’21 margins to be roughly in line with prior year

Organic revenue and Adjusted Operating Income (AOI) are non-GAAP measures

5

Numbers may not add due to rounding

3Q’21 Cash Flow and Debt Position 6 3Q’203Q’21 y/y $2$11 n/a Free cash flow lower than expected due to timing of milestone collections on long-term projects Total debt reduced by $23 million / (4)% y/y … continue to use FCF to pay down debt Now expect to improve net debt to adjusted EBITDA leverage by ~0.3 turns in 2021 Comments on 3Q’21 Results (2)(4) 95% $0$7 n/a $540$517 (4)% 7372 (1)% $468$445 (5)% Cash Flow from Operations Capital Expenditures, net Free Cash Flow Total Debt Cash and Cash Equivalents Net Debt Free cash flow and net debt are non-GAAP measures ($ millions) Numbers may not add due to rounding

4Q’21 2021 Guide 4Q’21 and 2021 Financial Framework Organic revenue growth Reported revenue growth Adjusted EPS 4Q Commentary 2021 Commentary • $(15) million of 4Q revenue delayed due to supply chain and logistics challenges • Industrial demand remains strong … expecting orders to be up >10% with revenue +3% to +6% driven by aftermarket volume • A&D orders expected to be up >50% driven by large Defense programs … revenue down (5)% to flat driven by lower Defense deliveries • Expecting business drop through of 30 to 35% • ~$(25) million of full year revenue delayed due to supply chain and logistics challenges • Mitigating risk through qualified 2nd suppliers, alternate materials, and price increases • Full year EPS impacted by lower than expected 2H volume and inflation pressure • FCF lower due to impact of supply chain disruptions on project milestone billings FCF Conversion % of adjusted net income 7 1 - 3% 0 - 2% (2) – 0% (1) – 1% $0.60 - $0.65 $1.69 - $1.74 85 - 105% ~$10 - 15 million 15 - 25% ~$4 - 9 million Organic revenue, Adjusted operating margin, Adjusted EPS, Adjusted tax rate, and Free Cash Flow (FCF) are non-GAAP measures Previous 2 - 4% $2.10 - 2.30 85 - 95% $36 – 45 million

4Q’21 Industrial Revenue Outlook 8 L o n g C y c le S h o rt C y c le Primary End Market Share of 2020 revenue 4Q’21 y/y revenue Downstream Commercial Marine Midstream O&G Other end markets Long-cycle total Memo: Price Total Industrial Chemical processing Power Generation Machinery manufacturing Building & construction Wastewater Aftermarket Short-cycle total 10% 9% 5% 16% 40% 1% 100% 7% 7% 6% 1% 1% 37% 60% (7) - (3)% 5 - 9% (4) - (2)% 1 - 3% (1) - 2% 2% ~3 - 6% 1 - 5% 4 - 7% 3 - 6% 1 - 3% 1 - 3% 8 - 11% 6 - 9% Refineries prioritizing aftermarket Growth in new build vessel orders Slow recovery in projects Improvement from 3Q / 4Q pricing actions Continued recovery as demand increases Increased demand in China and India Continued strength in OEM orders Higher levels of commercial activity Increased utilization driving higher demand Organic revenue up 4% to 7% Numbers may not add due to roundingOrganic revenue is a non-GAAP measure

4Q’21 A&D Revenue Outlook 9 D e fe n s e C o m m e rc ia l Primary End Market Share of 2020 revenue 4Q’21 y/y revenue Top programs Other OEM Aftermarket Memo: Price Defense subtotal Boeing / Airbus Other OEM Aftermarket Memo: Price Commercial subtotal Other end markets Total A&D 27% 23% 19% 4% 69% 7% 7% 2% 2% 16% 15% 100% (40) - (35)% (5) - 0% 10 - 15% 3% (15) - (10)% 20 - 25% 30 - 35% 30 - 35% 4% 25 - 30% 10 - 15% (5)% to ~ Flat Lower VCS, Dreadnought and JSF sales Timing of shipments on various programs Increased Navy spares and repairs Full year pricing in line with 2020 Increase driven by A320 and A220 Recovery from COVID downturn Recovery of commercial aircraft utilization Full year pricing in line with 2020 Growth in medical and industrial JSF, submarines, carriers, DDG Drone, missile, helicopter, other Biz/regional jets, helicopters, civil, other Organic revenue (5)% to ~ Flat Numbers may not add due to roundingOrganic revenue is a non-GAAP measure

2021+ Strategic Priorities

CIRCOR

2021+ Strategic Priorities

People	• Attract, develop, and retain top talent • Foster diversity, equity, and inclusion
Accelerate Growth	• Invest in differentiated technology and digital – New products – Aftermarket support technology – Enhanced customer interface • Expand regionally
Expand Margins	• Value based pricing that reflects technology and market position • Ongoing simplification to address structural cost opportunity • Expand low-cost manufacturing and back-office operations • Manufacturing and supply chain optimization through CIRCOR Operating System
Allocate Capital Effectively	• Enhance FCF with more efficient working capital management • Prioritize deleveraging • Target 2.0x to 2.5x net debt to adjusted EBITA leverage ratio

3Q'21 Update

- Launched 29 new products through 3Q … on track to deliver 45 new products in 2021
- Additional price increases in both businesses to offset increasing inflation
- Key investments at Industrial sites to improve safety, quality, and productivity
- 80/20 culture taking hold … making progress on growth and simplification opportunities
- Focus remains on deleveraging

Investing to deliver long-term customer and shareholder value

10

New Product Highlights 11 Accelerating growth through opportunities in new, growing markets Landing Gear Switch Module Hydrogen Isolation Valve & Modular Dome Regulators Hydrogen Isolation Valve Modular Dome Regulator Switch Module with Kinetic Sensors for Landing Gear Position Detector

12 Appendix

3Q'21 GAAP to Adjusted Results

($ millions, except EPS)

	Q3 2021			Q3 2020		
	GAAP	Special	Adjusted	GAAP	Special	Adjusted
Sales	**190.8**	**-**	**190.8**	**186.6**	**0.0**	**186.6**
Gross margin	60.8	4.1	64.8	56.0	5.0	61.0
SG&A	53.3	(7.7)	45.6	50.7	(7.0)	43.7
Special & restructuring income, net	0.8	(0.8)	-	0.9	(0.9)	-
Operating (loss) income	**6.7**	**12.6**	**19.3**	**4.4**	**12.9**	**17.3**
Interest expense	8.0	-	8.0	8.2	-	8.2
Other (income) expense	0.1	0.0	0.2	0.8	-	0.8
Intercompany income & expense		-			-	
Pre-tax	(1.5)	12.6	11.1	(4.5)	12.9	8.4
Tax benefit (provision)	0.1	(0.9)	(0.8)	(54.3)	53.2	(1.1)
Net income (loss) from continuing operations	**(1.4)**	**11.7**	**10.3**	**(58.9)**	**66.2**	**7.3**
Net (loss) income from discontinued operations	**2.5**	**(2.5)**	**-**	**-**	**-**	**-**
Net (loss) income	**1.1**	**9.2**	**10.3**	**(58.9)**	**66.2**	**7.3**
EPS - continuing operations	**$ (0.07)**		**$ 0.50**	**(2.94)**		**$ 0.36**
EPS - net (loss) income	**$ 0.06**		**$ 0.50**	**$ (2.94)**		**$ 0.36**

Restructuring & Special Charges (excluded from AOI)

	Q3 2021	Q3 2020
Special charges in cost of goods sold		
Acquisition-related depreciation & amortization	**4.1**	**4.7**
Restructuring	(0.1)	0.4
- subtotal	**4.1**	**5.1**
Special charges in SG&A		
Acquisition-related depreciation & amortization	7.7	6.9
Gain on sale of business	0.3	
Professional fees related to restructuring and cost reductions		0.8
Other special / restructuring charges	0.5	0.1
- subtotal	**8.5**	**7.8**
Total	**12.6**	**12.9**

Numbers may not add due to rounding

13

Organic Orders and Revenue – vs. 3Q’20 14 ($ in thousands) Orders CIRCOR Aerospace & Defense Industrial 3Q 21 3Q 20 V% 3Q 21 3Q 20 V% 3Q 21 3Q 20 V% Reported Orders $ 193,719 $ 166,558 16% $ 54,028 $ 59,105 -9% $ 139,691 $ 107,453 30% Divestitures - - - - - - FX (2,408) (608) (1,800) Organic Orders $ 191,311 $ 166,558 15% $ 53,420 $ 59,105 -10% $ 137,891 $ 107,453 28% Revenue CIRCOR Aerospace & Defense Industrial 3Q 21 3Q 20 V% 3Q 21 3Q 20 V% 3Q 21 3Q 20 V% Reported Revenue $ 190,782 $ 186,640 2% $ 61,484 $ 62,249 -1% $ 129,298 $ 124,391 4% Divestitures - - - - - - FX (1,953) (476) (1,477) Organic Revenue $ 188,829 $ 186,640 1% $ 61,008 $ 62,249 -2% $ 127,821 $ 124,391 3% Numbers may not add due to roundingOrganic revenue is a non-GAAP measure

Organic Orders and Revenue – vs. 2Q’21 15 ($ in thousands) CIRCOR Aerospace & Defense Industrial 3Q 21 2Q 21 V% 3Q 21 2Q 21 V% 3Q 21 2Q 21 V% Reported Orders $ 193,719 $ 210,203 -8% $ 54,028 $ 54,243 0% $ 139,691 $ 155,959 -10% Divestitures - - - - - - FX 2,220 322 1,898 Organic Orders $ 195,939 $ 210,203 -7% $ 54,350 $ 54,243 0% $ 141,589 $ 155,959 -9% CIRCOR Aerospace & Defense Industrial 3Q 21 2Q 21 V% 3Q 21 2Q 21 V% 3Q 21 2Q 21 V% Reported Revenue $ 190,782 $ 190,346 0% $ 61,484 $ 60,761 1% $ 129,298 $ 129,585 0% Divestitures - - - - - - FX 2,046 299 1,747 Organic Revenue $ 192,828 $ 190,346 1% $ 61,783 $ 60,761 2% $ 131,045 $ 129,585 1% Numbers may not add due to roundingOrganic revenue is a non-GAAP measure

CIRCOR End Market Exposure 16 Commercial Aerospace (5%) Defense (17%) Numbers may not add due to rounding Machinery Manufacturing Commercial Marine Chemical Processing Midstream O&G Power Building & Construction Wastewater Other End Markets Downstream O&G (7%) Aerospace & Defense (8%) Industrial (24%) OEM 67% • Completed exit from Upstream Oil & Gas with divestiture of Distributed Valves • Large global installed base driving higher margin Aftermarket orders, mitigating broader economic decline • Key program wins and existing platform growth in Defense driving strong performance • Strength in Defense offsetting pressure in Commercial Aerospace due to COVID-19 • Diversified Industrial portfolio with no single end market contributing more than 7% of revenue CIRCOR 2020 Revenue by End Market Comments Aftermarket Industrial Aerospace & Defense 33% 26% 41% Note: Revenue excludes divested businesses. Other End Markets (4%)

Financial goals • +100 to 150 bps higher than end market growth driven by strategic initiatives • Continued execution on price initiatives • Near term (12-18 months) AOI% outlook • Industrial: low to mid-teens • A&D: mid-20s • CIRCOR Operating System and 80/20 delivering improved performance • FCF conversion of 90-95% of adjusted net income • Intense focus on working capital • Operating cash flow used to pay down debt • Targeting long-term leverage ratio of 2 to 2.5x net debt to adjusted EBITDA Organic Growth Margin Expansion Free Cash Flow Debt & Leverage 17

Use of Non-GAAP Financial Measures Within this presentation the Company uses non-GAAP financial measures, including Adjusted operating income, Adjusted operating margin, Adjusted net income, Adjusted earnings per share (diluted), EBITDA, Adjusted EBITDA, net debt, free cash flow and organic growth (and such measures further excluding discontinued operations). These non- GAAP financial measures are used by management in our financial and operating decision making because we believe they reflect our ongoing business and facilitate period-to- period comparisons. We believe these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company’s current operating performance and future prospects in the same manner as management does, if they so choose. These non-GAAP financial measures also allow investors and others to compare the Company’s current financial results with the Company’s past financial results in a consistent manner. For example: • We exclude costs and tax effects associated with restructuring activities, such as reducing overhead and consolidating facili ties. We believe that the costs related to these restructuring activities are not indicative of our normal operating costs. • We exclude certain acquisition-related costs, including significant transaction costs and amortization of inventory and fixed-asset step-ups and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs. • We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives up to 25 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies. • We also exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements. • We exclude the results of discontinued operations. • We exclude goodwill impairment charges. • Due to the significance of recently sold businesses and to provide a comparison of changes in our orders and revenue, we also discuss these changes on an “organic” basis. Organic is calculated assuming the divestitures completed prior to October 3, 2021 were completed on January 1, 2020 and excluding the impact of changes in foreign currency exchange rates. CIRCOR’s management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the Company’s operating performance and comparing such performance to that of prior periods and to the performance of our peers. We use such measures when publicly providing our business outlook, assessing future earnings potential, evaluating potential acquisitions and dispositions and in our financial and operating decision-making process, including for compensation purposes. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with accounting principles generally accepted in the United States. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in the Company’s second quarter 2021 press release available on its website at www.CIRCOR.com. 18